Table of Contents
      USAA Family of Funds                        1
      Message from the President                  2
      Investment Review                           4
      Message from the Managers                   5
      Financial Information:
         Distributions to Shareholders            8
         Independent Auditors' Report             9
         Portfolio of Investments                10
         Notes to Portfolio of Investments       19
         Statement of Assets and Liabilities     20
         Statement of Operations                 21
         Statements of Changes in Net Assets     22
         Notes to Financial Statements           23



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA International Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



USAA Family of Funds Summary


         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 Index(2)                  Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President

A year ago my message to you sent a cautionary note about a market that had risen very high for a long time:

         "It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96."

Of course, 1997's stock market did not perform poorly, and we are still pondering when a correction might come. This situation is tailor-made for a discussion of risk.

There has long been a difference between what most investors perceive as risk and what academics mean by risk. To the individual investor risk means losing money. To the student risk means variability of returns, both up and down. The difference can be quite important.

To a person who perceives risk as only the possibility of loss, timing becomes a rather attractive proposition. You know with certainty when the market has provided an exceptional return for a given period. If your chief goal is to avoid a loss, then a movement to safety following such a period could make sense. But look at the experience of 1995, 1996 and 1997. Even 1998 is testimony to the frailty of forecasting and also to an academic definition of risk.

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA APPEARS HERE]

If market risk means variability of return, and if that risk is describable in scope but not in direction or timing of movement, then timing becomes dangerous. That is because the variability of returns may help you as well as hurt you. To put this plainly, a person who got out of the market in 1995 or 1996 is still looking for a chance to come back in.

The Asset Strategy funds of the Investment Trust show a good way to confront this real risk. They offer various asset allocations which are attuned to different risk tolerances. And we keep those allocations for you. You will be exposed to risk in a way that, hopefully, is tolerable and that exposure will be there if the risk takes you down, or up.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.



Investment Review

USAA INTERNATIONAL FUND

OBJECTIVE: Primary objective is capital appreciation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80% of the Fund's assets are invested in common stocks of companies organized and operating principally outside the United States. The remainder of the Fund's assets may be invested in U.S. government securities that mature in less than one year and in repurchase agreements collateralized by such securities.

================================================================================
                                            5/31/98                  5/31/97
--------------------------------------------------------------------------------
  Net Assets                            $628.7 Million           $616.6 Million
  Net Asset Value Per Share                 $21.94                   $21.03
================================================================================
 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/98
--------------------------------------------------------------------------------
      1 Year               5 Years           Since Inception on 7/11/88
      13.29%               14.46%                      11.45%
================================================================================

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

CUMULATIVE PERFORMANCE COMPARISON
A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA International Fund, Morgan Stanley Capital Index (MSCI)-EAFE and the Lipper International Funds Average for the period of 7/11/88 to 05/31/98. The data points from the graph are as follows:

                         USAA              MSCI-Index             Lipper Int'l
                     International            EAFE               Funds Average
                   -----------------    ----------------       -----------------

7/11/88                 10,000              10,000                   10,000
12/88                   10,561              11,517                   10,858
06/89                   10,511              10,837                   11,148
12/89                   12,395              12,730                   13,191
06/90                   12,772              11,189                   13,512
12/90                   11,242               9,746                   11,722
06/91                   11,422               9,899                   12,199
12/91                   12,748              10,929                   13,289
06/92                   13,304               9,836                   13,509
12/92                   12,729               9,599                   12,719
06/93                   14,435              11,831                   14,497
12/93                   17,796              12,725                   17,253
06/94                   17,918              13,841                   17,301
12/94                   18,276              13,713                   17,138
06/95                   18,675              14,070                   17,537
12/95                   19,791              15,251                   18,776
06/96                   22,341              15,940                   20,319
12/96                   23,580              16,174                   21,023
06/97                   27,213              17,987                   23,679
12/97                   25,712              16,460                   22,111
05/98                   29,336              18,938                   25,735

Data since inception on 7/11/88 through 5/31/98

The graph illustrates how a $10,000 hypothetical investment in the USAA International Fund outperformed its benchmark, the Morgan Stanley Capital Index
(MSCI)-EAFE, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market, and the Lipper International Funds Average, an average performance level of all international funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.




Message from the Managers

[PHOTOGRAPH OF PORTFOLIO MANAGERS APPEARS HERE: From L to R: W. Travis Selmier, II, CFA, Albert C. Sebastian, CFA, and David G. Peebles, CFA.]

MARKET CONDITIONS
For the fiscal year ended May 31, 1998,(1) your Fund's total return was 13.29% which compares unfavorably with the Lipper International Funds Average (2) return of 14.17%, but outperformed the EAFE (3) return of 11.11%. European markets continued to significantly outperform both the emerging markets and Japan.

EUROPE
European markets provided favorable returns over the period because of an improved outlook for economic growth and continued corporate mergers and acquisitions. In particular, the performance of the banking and insurance sectors benefited from acquisitions. The European markets also appreciated on news that the European monetary union remained on track.

EMERGING MARKETS
Asia's economic problems have continued to cast a pall over most emerging markets, with early 1998 recoveries fading by March. Weaknesses in commodity prices, from which many emerging markets' countries derive significant export earnings, have also taken a toll. Higher interest rates on emerging markets' debt have raised companies' financing costs. Strength in Mediterranean, selected Central European, and South African markets has not been enough to offset these factors; therefore, we have lowered our emerging markets' weighting over the year.

JAPAN
Asia's currency crisis, combined with problems within the banking system, has continued to affect the Japanese economy and stock market. We have begun to selectively buy quality financial companies while holding export-related stocks. We have not changed our underweighted position awaiting more progress on the restructuring of Japan's tax and financial system.

OUTLOOK
We continue to favor European markets because of their economic and political stability as well as the relatively strong earnings growth. European equities will also benefit from further economic integration and more shareholder oriented management. We remain cautious on Japan pending further progress on structuring and implementing policies, which would stimulate economic recovery. Currency volatility and weakness in Asian economies will mean continued turbulence in emerging markets with select opportunities.

(1) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.
(2) Refer to page 4 for the Lipper Average definition.
(3) Refer to page 4 for the EAFE definition.



ASSET ALLOCATION
A pie chart is shown here depicting the Asset Allocation as of May 31, 1998 of the USAA International Fund to be:

United Kingdom 12.6%*, Japan 9.9%*, France 8.7%*, Netherlands 7.1%*, Canada 5.7%*, Switzerland 4.9%*, Germany 4.8%*, Denmark 4.3%*, Italy 3.9%*, Finland 3.6%*, Sweden 3.1%*, Spain 3.0%*, and Other 27.0%* (Countries with less than 3.0% of the portfolio and U.S. Government & Agency Issue).

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


=====================================    =======================================
        TOP 10 EQUITY HOLDINGS                     TOP 10 INDUSTRIES
          (% OF NET ASSETS)                        (% OF NET ASSETS)
-------------------------------------    ---------------------------------------
  Elf Aquitaine ADS              1.8     Banks - Major Regional              7.3
  Cookson Group PLC              1.7     Telephones                          6.4
  ING Group                      1.7     Auto Parts                          6.0
  Akzo Nobel                     1.6     Oil - International Integrated      3.9
  Nokia ADS                      1.6     Computer Software & Service         3.6
  Coflexip ADR                   1.5     Manufacturing - Diversified
  National Bank of Canada        1.5       Industries                        3.3
  Telefonica De Espana S.A. ADR  1.5     Insurance - Multi/Lines             3.1
  Autoliv SDR                    1.4     Drugs                               2.7
  Novartis AG                    1.4     Services - Commercial & Consumer    2.5
=====================================    Oil & Gas - Drilling & Equipment    2.4
                                         =======================================

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign securities.

See page 10 for a complete listing of the Portfolio of Investments.


Distributions to Shareholders
The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.85 and $.09, respectively.

                     Ordinary income                $ .84*
                     Long-term capital gains - 20%    .01
                     Long-term capital gains - 28%    .84
                                                    ------
                        Total                       $1.69
                                                    ======

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.


Independent Auditors' Report

The Shareholders and Board of Trustees

USAA INTERNATIONAL FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA International Fund, a series of the USAA Investment Trust, as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA International Fund as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                      KMPG Peat Marwick LLP

San Antonio, Texas
July 2, 1998


USAA INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS

May 31, 1998

                                                                          Market
    Number                                                                 Value
   of Shares                    Security                                   (000)
--------------------------------------------------------------------------------
                                 STOCKS (92.7%)
               Argentina (0.8%)
     80,500    Banco Rio de La Plata S.A. ADR                           $    966
     34,000    Disco S.A. ADR *                                            1,177
     38,264    IRSA Inversiones y Representaciones S.A. GDR                1,354
     41,100    Telefonica de Argentina S.A. ADR                            1,338
                                                                       ---------
                                                                           4,835
                                                                       ---------
               Australia (1.3%)
    424,700    CSL Ltd.                                                    2,859
    210,000    Smith (Howard) Ltd.                                         1,368
  1,600,000    Telstra Corp.                                               3,767
                                                                       ---------
                                                                           7,994
                                                                       ---------
               Austria (2.7%)
     50,990    Boehler Uddeholm AG                                         3,935
      9,361    Creditanstalt AG (Preferred)                                1,125
     49,623    VA Flughafen Wien AG                                        2,664
    102,131    VA Stahl AG                                                 4,368
     37,000    VA Technologie AG                                           5,010
                                                                       ---------
                                                                          17,102
                                                                       ---------
               Belgium (0.4%)
     36,900    Union Miniere S.A.                                          2,513
                                                                       ---------
               Brazil (1.5%)
 46,503,260    Companhia Energetica de Minas Gerais (Cemig) (Preferred)    1,536
    117,000    Panamerican Beverages, Inc. "A"                             3,956
  7,500,000    Petroleo Brasileiro S.A. (Preferred)                        1,448
 25,000,000    Telebras PN S.A.  (Preferred)                               2,652
                                                                       ---------
                                                                           9,592
                                                                       ---------
               Canada (5.7%)
    417,000    Anderson Exploration Ltd. *                                 4,551
    108,100    Canadian National Railway Co.                               6,391
    360,700    Canadian Occidental Petroleum Ltd.                          7,552
    450,000    National Bank of Canada                                     9,174
    196,000    OSF, Inc. *                                                 1,951
    182,900    Suncor, Inc.                                                6,493
                                                                       ---------
                                                                          36,112
                                                                       ---------
               Chile (0.4%)
     34,940    Compania de Telefonos de Chile ADR                            775
     59,200    Distribucion y Servicio D & S  S.A. ADR                       936
     27,000    Sociedad Quimica y Minera de Chile S.A. ADR                   930
                                                                       ---------
                                                                           2,641
                                                                       ---------
               China (0.3%)
  3,628,000    Jiangsu Expressway Co. Ltd.                                   936
    530,000    New World Infrastructure Ltd. *                               937
                                                                       ---------
                                                                           1,873
                                                                       ---------
               Czech Republic (0.2%)
     10,000    SPT Telecom A.S. *                                          1,283
                                                                       ---------
               Denmark (4.3%)
     59,700    Carli Gry International A/S                                 4,698
     95,000    ISS International Service System A/S "B"                    4,891
    224,200    SAS Danmark A/S                                             4,156
     30,650    Tele Danmark A/S "B"                                        2,868
     99,300    Tele Danmark A/S ADR                                        4,605
     75,000    Unidanmark A/S                                              6,057
                                                                       ---------
                                                                          27,275
                                                                       ---------
               Egypt (0.4%)
     80,000    Commercial International Bank (Egypt) S.A.E GDR             1,132
     74,300    Suez Cement Co. S.A.E. GDR                                  1,460
                                                                       ---------
                                                                           2,592
                                                                       ---------
               Finland (3.6%)
    894,000    Merita plc "A"                                              5,621
    153,460    Nokia Corp. ADR                                             9,965
     17,800    Raision Tehtaat                                             3,332
    176,800    Rauma OYJ                                                   3,651
     15,900    Sponda OYJ *                                                  103
                                                                       ---------
                                                                          22,672
                                                                       ---------
               France (8.7%)
     18,900    Accor S.A.                                                  5,184
     74,000    Bouygues Offshore S.A. ADR                                  1,845
    128,000    Coflexip ADR                                                9,488
    167,700    Elf Aquitaine ADR                                          11,498
     48,100    Eramet Group                                                2,299
     12,300    Essilor International                                       5,242
     27,200    ISIS S.A.                                                   3,883
     39,800    Louis Dreyfus Citrus                                        1,483
     86,600    Renault S.A. *                                              4,531
     68,280    SEITA                                                       2,967
     27,124    Simco S.A.                                                  2,353
     44,200    Valeo S.A.                                                  4,167
                                                                       ---------
                                                                          54,940
                                                                       ---------
               Germany (4.8%)
    141,700    Continental AG                                              4,304
    138,100    Hoechst AG                                                  6,889
     69,800    Leica Camera AG                                             1,084
     11,700    SAP AG                                                      6,046
      8,600    SAP AG (Preferred)                                          4,772
    114,960    Veba AG                                                     7,551
                                                                       ---------
                                                                          30,646
                                                                       ---------
               Greece (0.1%)
     24,200    National Bank of Greece S.A. GDR *                            687
                                                                       ---------
               Hong Kong (0.7%)
    705,000    Amoy Properties Ltd.                                          453
     77,000    Asia Satellite Telecommunications Holdings Ltd. ADR         1,217
    264,000    CITIC Pacific Ltd.                                            642
    260,000    Hutchison Whampoa Ltd.                                      1,359
    222,000    Swire Pacific Ltd. "A"                                        821
                                                                       ---------
                                                                           4,492
                                                                       ---------
               Hungary (1.1%)
     84,400    Magyar Tavkozlesi RT. (MATAV) ADR *                         2,363
    145,000    Mol Magyar Olaj-Es Gazipari GDR                             3,328
     30,300    OTP Bank  GDR                                               1,262
                                                                       ---------
                                                                           6,953
                                                                       ---------
               India (0.7%)
     85,000    Hindalco Industries Ltd. GDR                                1,190
    135,500    Larsen & Toubro Ltd. GDR                                    1,724
    118,600    Videsh Sanchar Nigam Ltd. GDR                               1,409
                                                                       ---------
                                                                           4,323
                                                                       ---------
               Indonesia (0.1%)
    223,000    PT HM Sampoerna                                                75
                                                                       ---------
               Israel (0.7%)
     63,000    Blue Square - Israel Ltd. ADR                                 914
     56,000    ECI Telecommunications Ltd.                                 1,799
     44,000    Teva Pharmaceutical Industries Ltd. ADR                     1,804
                                                                       ---------
                                                                           4,517
                                                                       ---------
               Italy (3.9%)
     96,300    ENI S.p.A. ADR                                              6,801
    476,000    Erg S.p.A.                                                  2,031
     82,000    Gucci Group N.V.                                            3,721
    706,000    Italgas S.p.A.                                              3,253
  1,562,000    Telecom Italia S.p.A.                                       8,423
                                                                       ---------
                                                                          24,229
                                                                       ---------
               Japan (9.5%)
    163,000    Bridgestone Corp.                                           3,719
    160,000    Daibiru Corp.                                               1,042
    441,000    Hitachi Ltd.                                                2,907
    300,000    Hosiden Corp. *                                             3,650
     75,000    Ito-Yokado Co. Ltd.                                         3,737
     81,000    Justsystem Corp.                                              351
    184,800    Laox Co. Ltd.                                               1,266
  3,000,000    Long-Term Credit Bank of Japan, Ltd.                        4,354
    415,000    Minebea Co. Ltd.                                            4,258
    490,000    Mitsubishi                                                  1,705
    140,000    Namco                                                       3,114
     20,350    Nichiei Co. Ltd.                                            1,367
    300,000    Nomura Securities Co. Ltd.                                  3,271
        136    NTT Data Communications Systems Corp.                       5,460
    325,000    Sanwa Bank Ltd.                                             2,849
    425,000    Sekisui Chemical Co. Ltd.                                   2,136
     55,000    Sony Corp.                                                  4,646
    256,000    Terumo Corp.                                                3,873
    650,000    Toko, Inc.                                                  4,107
    150,000    Yamada Denki Co.                                            1,950
                                                                       ---------
                                                                          59,762
                                                                       ---------
               Korea (0.2%)
    241,113    Samsung Heavy Industries *                                  1,449
                                                                       ---------
               Malaysia (0.4%)
    722,000    Genting Bhd                                                 1,878
  1,190,200    Technology Resources Industries Bhd                           863
                                                                       ---------
                                                                           2,741
                                                                       ---------
               Mexico (0.5%)
     92,230    Desc, Sociedad de Fomento Industrial,  S.A. de C.V. ADR     2,087
     86,500    Tubos de Acero de Mexico, S.A. ADR                          1,292
                                                                       ---------
                                                                           3,379
                                                                       ---------
               Netherlands (7.1%)
     49,200    Akzo Nobel N.V.                                            10,280
     69,000    Benckiser N.V. "B" ADR *                                    3,903
     56,060    EVC International N.V.                                      1,059
    150,802    ING Group N.V.                                             10,355
     31,700    Koninklijke Pakhoed N.V. (Certificates)                     1,135
    110,400    Oce-van der Grinten N.V.                                    4,639
     71,600    Philips Electronics N.V.                                    6,811
     14,400    Simac Techniek N.V.                                         2,954
    104,200    Verenigd Besit VNU                                          3,575
                                                                       ---------
                                                                          44,711
                                                                       ---------
               Norway (2.2%)
  1,168,700    Christiania Bank og Kreditkasse                             5,010
    159,500    Schibsted ASA                                               2,582
    489,100    Storebrand ASA *                                            4,544
    224,100    Tandberg Data ASA *                                         1,606
                                                                       ---------
                                                                          13,742
                                                                       ---------
               Philippines (0.3%)
  9,000,000    SM Prime Holdings, Inc.                                     1,588
                                                                       ---------
               Poland (0.7%)
    225,000    Elektrim S.A.                                               2,959
    400,071    Polifarb Cieszyn-Wroclaw S.A.                               1,203
                                                                       ---------
                                                                           4,162
                                                                       ---------
               Portugal (2.6%)
     98,500    Banco Totta E Acores S.A.                                   3,646
    168,900    Cimentos de Portugal S.A.                                   6,468
    111,700    Portugal Telecom S.A. ADR                                   5,892
                                                                       ---------
                                                                          16,006
                                                                       ---------
               Russia (0.8%)
     45,000    LUKoil ADR                                                  1,946
    248,400    Mosenergo ADR (a)                                           1,677
  9,084,000    Unified Energy Systems *                                    1,599
                                                                       ---------
                                                                           5,222
                                                                       ---------
               Singapore (0.6%)
    685,000    Keppel Corp. Ltd.                                           1,366
    558,000    Overseas Union Bank Ltd.                                    1,700
    370,000    Singapore Land Ltd.                                           773
                                                                       ---------
                                                                           3,839
                                                                       ---------
               South Africa (0.2%)
     42,400    South African Breweries Ltd.                                1,197
                                                                       ---------
               Spain (3.0%)
     63,900    Corporacion Bancaria de Espana S.A. *                       5,444
    112,000    Corporacion Mapfre                                          4,323
     68,000    Telefonica de Espana S.A. ADR                               9,146
                                                                       ---------
                                                                          18,913
                                                                       ---------
               Sweden (3.1%)
    287,580    Autoliv, Inc. SDR                                           8,972
    970,600    Swedish Match AB                                            3,418
    228,800    Volvo AB                                                    7,313
                                                                       ---------
                                                                          19,703
                                                                       ---------
               Switzerland (4.9%)
      5,114    Novartis AG                                                 8,657
     19,400    Selecta Group AG                                            3,955
      3,140    SGS Group AG                                                6,094
      9,353    Sulzer AG P.C.                                              7,999
     19,876    Tag Heuer International S.A.                                2,482
    137,600    Tag Heuer International S.A. ADR *                          1,668
                                                                       ---------
                                                                          30,855
                                                                       ---------
               Taiwan (0.9%)
  3,382,500    China Steel Corp.                                           2,041
  3,875,851    Far Eastern Department Store, Ltd.                          3,388
                                                                       ---------
                                                                           5,429
                                                                       ---------
               Turkey (0.4%)
  5,536,000    Akbank T.A.S.                                                 163
 25,915,500    Akbank T.A.S. Receipts *, (b)                                 762
 48,836,800    Yapi Ve Kredi Bankasi A.S.                                    945
 19,046,352    Yapi Ve Kredi Bankasi Receipts *, (b)                         369
                                                                       ---------
                                                                           2,239
                                                                       ---------
               United Kingdom (12.6%)
  1,519,900    Billiton plc                                                3,823
    270,000    Cadbury Schweppes plc                                       4,130
  2,635,000    Cookson Group plc                                          10,954
  1,204,400    Corporate Services Group plc                                4,524
     67,300    Doncasters plc ADR *                                        2,196
    352,400    EMI Group plc                                               2,981
    227,000    Laporte plc                                                 3,166
  1,950,000    LucasVarity plc                                             8,599
  1,335,000    Medeva plc                                                  3,832
    368,000    National Westminster Bank plc                               6,726
    417,933    Reuters Group plc                                           4,795
  1,150,000    Safeway plc                                                 6,992
    252,000    Thomson Travel Group plc *                                    741
  1,419,500    Tomkins plc                                                 8,196
  1,168,058    WPP Group plc                                               7,479
                                                                       ---------
                                                                          79,134
                                                                       ---------
               Venezuela (0.2%)
     29,600    Compania Anonima Nacional Telefonos de Venezuela ADR          912
                                                                       ---------
               Other Holdings (0.1%)
    497,100    Central European Growth Fund plc *                            438
                                                                       ---------
               Total stocks (cost: $428,655)                             582,767
                                                                       ---------

  Principal
   Amount
   (000)
------------
                                  BONDS (0.4%)
               Japan
  $   2,900    MBL International Finance (Bermuda) Trust, Convertible
                 Notes, 3.00%, 11/30/02 (cost: $2,950)                   $ 2,762
                                                                       ---------

                     U.S. GOVERNMENT & AGENCY ISSUES (5.5%)
     34,485    Federal Home Loan Bank, 5.38%, 6/01/98 (cost:$34,475)      34,475
                                                                       ---------
               Total investments (cost: $466,080)                       $620,004
                                                                       =========
-----------------------
* Non-income producing.


                         Portfolio Summary By Industry
                         -----------------------------
            Banks - Major Regional                               7.3%
            Telephones                                           6.4
            Auto Parts                                           6.0
            U.S. Government & Agency Issues                      5.5
            Oil - International Integrated                       3.9
            Computer Software & Service                          3.6
            Manufacturing - Diversified Industries               3.3
            Insurance - Multi-Line Companies                     3.1
            Drugs                                                2.7
            Services - Commercial & Consumer                     2.5
            Oil & Gas - Drilling/Equipment                       2.4
            Banks - Money Center                                 2.4
            Retail - Specialty                                   2.2
            Chemicals - Specialty                                2.1
            Electric Utilities                                   2.0
            Oil & Gas - Exploration & Production                 1.9
            Automobiles                                          1.9
            Communication Equipment                              1.9
            Iron & Steel                                         1.9
            Chemicals                                            1.6
            Retail - Food                                        1.6
            Beverages - Nonalcoholic                             1.5
            Metals/Mining                                        1.5
            Foreign Conglomerate                                 1.5
            Building Material Group                              1.5
            Medical Products & Supplies                          1.4
            Machinery - Diversified                              1.4
            Engineering & Construction                           1.4
            Railroads/Shipping                                   1.2
            Advertising/Marketing                                1.2
            Electronics - Semiconductors                         1.1
            Electrical Equipment                                 1.1
            Oil - Domestic Integrated                            1.1
            Tobacco                                              1.0
            Other                                               15.5
                                                                ----
                                                                98.6%
                                                                =====





USAA INTERNATIONAL FUND
NOTES TO PORTFOLIO OF INVESTMENTS
May 31, 1998

GENERAL NOTES
Market value of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a non-U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.

(b) Illiquid security valued using methods determined by the Fund's investment manager under the general supervision of the Board of Trustees. At May 31, 1998, these securities represented .18% of the Fund's net assets.

See accompanying notes to financial statements.




USAA INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
May 31, 1998

ASSETS
   Investments in securities, at market value
     (identified  cost of $466,080)                                    $620,004
   Cash                                                                     250
   Cash denominated in foreign currencies (identified cost of $5,514)     4,687
   Receivables:
      Capital shares sold                                                   298
      Dividends and interest                                              1,940
      Securities sold                                                     5,699
   Unrealized appreciation on foreign currency contracts held, at value       2
                                                                       ---------
         Total assets                                                   632,880
                                                                       ---------

LIABILITIES
   Securities purchased                                                   3,059
   Unrealized depreciation on foreign currency contracts held, at value      12
   Capital shares redeemed                                                  539
   USAA Investment Management Company                                       406
   USAA Transfer Agency Company                                              80
   Accounts payable and accrued expenses                                    129
                                                                       ---------
         Total liabilities                                                4,225
                                                                       ---------
            Net assets applicable to capital shares outstanding        $628,655
                                                                       =========

REPRESENTED BY:
   Paid-in capital                                                     $456,187
   Accumulated undistributed net investment income                        5,039
   Accumulated net realized gain on investments                          14,367
   Net unrealized appreciation of investments                           153,924
   Net unrealized depreciation on foreign currency translations            (862)
                                                                       ---------
         Net assets applicable to capital shares outstanding           $628,655
                                                                       =========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       28,649
                                                                       =========
   Net asset value, redemption price, and offering price per share     $  21.94
                                                                       =========

See accompanying notes to financial statements.




USAA INTERNATIONAL FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended May 31, 1998

Net investment income:
   Income (net of foreign taxes withheld of $1,239):
      Dividends                                                         $10,599
      Interest                                                            1,282
                                                                       ---------
         Total income                                                    11,881
                                                                       ---------
   Expenses:
      Management fees                                                     4,651
      Transfer agent's fees                                               1,008
      Custodian's fees                                                      633
      Postage                                                                83
      Shareholder reporting fees                                             32
      Trustees' fee                                                           4
      Registration fees                                                      69
      Professional fees                                                      24
      Other                                                                  19
                                                                       ---------
         Total expenses                                                   6,523
                                                                       ---------
            Net investment income                                         5,358
                                                                       ---------
Netrealized and unrealized gain on investments and foreign currency:
   Net realized gain (loss) on:
      Investments                                                        43,490
      Foreign currency transactions                                        (529)
   Change in net unrealized appreciation/depreciation on:
      Investments                                                        27,231
      Foreign currency translations                                        (812)
                                                                       ---------
            Net realized and unrealized gain                             69,380
                                                                       ---------
Increase in net assets resulting from operations                        $74,738
                                                                       =========

See accompanying notes to financial statements.





USAA INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended May 31,
                                                           1998           1997
                                                      --------------------------
From operations:
   Net investment income                               $   5,358       $  3,988
   Net realized gain on investments                       43,490         24,420
   Net realized loss on foreign currency transactions       (529)           (68)
   Change in net unrealized appreciation/depreciation on:
      Investments                                         27,231         55,975
      Foreign currency translations                         (812)           (41)
                                                      --------------------------
      Increase in net assets resulting from operations    74,738         84,274
                                                      --------------------------
Distributions to shareholders from:
   Net investment income                                  (3,617)        (4,778)
                                                      --------------------------
   Net realized gains                                    (45,161)       (12,464)
                                                      --------------------------
From capital share transactions:
   Proceeds from shares sold                             250,050        246,759
   Shares issued for dividends reinvested                 41,622         12,603
   Cost of shares redeemed                              (305,553)      (127,813)
                                                      --------------------------
      Increase (decrease) in net assets from
         capital share transactions                      (13,881)       131,549
                                                      --------------------------
Net increase in net assets                                12,079        198,581
                                                      --------------------------
Net assets:
   Beginning of period                                   616,576        417,995
                                                      --------------------------
   End of period                                       $ 628,655       $616,576
                                                      ==========================
Undistributed net investment income included in net assets:
Beginning of period                                    $   3,047       $  3,646
                                                      ==========================
   End of period                                       $   5,039       $  3,047
                                                      ==========================
Change in shares outstanding:
   Shares sold                                            11,792         12,893
   Shares issued for dividends reinvested                  2,072            685
   Shares redeemed                                       (14,535)        (6,597)
                                                      --------------------------
      Increase (decrease) in shares outstanding             (671)         6,981
                                                      ==========================

See accompanying notes to financial statements.




USAA INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA International Fund (the Fund). The Fund's primary investment objective is capital appreciation. Current income is a secondary objective. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 80% of the Fund's assets in common stocks, preferred stocks or securities which are convertible into or which carry the right to buy common stocks of foreign companies.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities at May 31, 1998 to increase accumulated undistributed net investment income by $780.1 thousand, to decrease accumulated net realized gain on investments by $758.7 thousand and to decrease paid-in capital by $21.4 thousand. A similar reclassification was made in 1997 to increase accumulated undistributed net investment income and to decrease accumulated net realized gain on investments by $259.5 thousand.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended May 31, 1998 were $253.2 million and $331.7 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1998 was $196.3 million and $42.4 million, respectively.

(5) FOREIGN CURRENCY CONTRACTS
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.


At May 31, 1998, the terms of open foreign currency contracts were as follows (in thousands):
--------------------------------------------------------------------------------
                           U.S. Dollar                U.S. Dollar   Unrealized
 Exchange  Currency to be  Value as of Currency to be  Value as of  Appreciation
   Date       Delivered      5/31/98      Received       5/31/98  (Depreciation)
--------------------------------------------------------------------------------
 5/30/98          7          $   7          9,341        $   7         $  -
             U.S. Dollar               South Korea Won
--------------------------------------------------------------------------------
 6/01/98         63             102          102           102            -
            British Pound                U.S. Dollar
--------------------------------------------------------------------------------
 6/01/98         221            221         1,197          220           (1)
             U.S. Dollar                Finnish Markka
--------------------------------------------------------------------------------
 6/01/98         44             44           168            44            -
             U.S. Dollar               Malaysian Ringgit
--------------------------------------------------------------------------------
 6/01/98         15             15            56            15            -
             U.S. Dollar               Malaysian Ringgit
--------------------------------------------------------------------------------
 6/02/98         60             99            99            99            -
            British Pound                U.S. Dollar
--------------------------------------------------------------------------------
 6/02/98         470            470         5,880          468           (2)
             U.S. Dollar              Austrian Schilling
--------------------------------------------------------------------------------
 6/02/98         775            775         1,556          774           (1)
             U.S. Dollar             Netherlands Guilder
--------------------------------------------------------------------------------
 6/03/98         711            131          131           131            -
            Finnish Markka               U.S. Dollar
--------------------------------------------------------------------------------
 6/03/98        1,756           227          227           227            -
           Hong Kong Dollar              U.S. Dollar
--------------------------------------------------------------------------------
 6/03/98         477            62            62            62            -
           Hong Kong Dollar              U.S. Dollar
--------------------------------------------------------------------------------
 6/03/98        1,775           229          229           229            -
           Hong Kong Dollar              U.S. Dollar
--------------------------------------------------------------------------------
 6/03/98       60,846           440          439           439           (1)
             Japanese Yen                U.S. Dollar
--------------------------------------------------------------------------------
 6/03/98         446            446         5,570          444           (2)
             U.S. Dollar               Austrian Schilling
--------------------------------------------------------------------------------
 6/03/98         64             64           245            64            -
             U.S. Dollar                Malaysian Ringgit
--------------------------------------------------------------------------------
 6/03/98         225            225          451           224           (1)
             U.S. Dollar               Netherlands Guilder
--------------------------------------------------------------------------------
 6/04/98         58             95            94            94           (1)
            British Pound                U.S. Dollar
--------------------------------------------------------------------------------
 6/04/98       294,049          26            28            28           2
          Indonesian Rupiah              U.S. Dollar
--------------------------------------------------------------------------------
 6/04/98          1              1            4              1           -
             U.S. Dollar                Malaysian Ringgit
--------------------------------------------------------------------------------
 6/04/98         55             55           212            55            -
             U.S. Dollar                Malaysian Ringgit
--------------------------------------------------------------------------------
 6/04/98         112            112          226           112            -
             U.S. Dollar               Netherlands Guilder
--------------------------------------------------------------------------------
 6/05/98         262            427          426           426           (1)
            British Pound                U.S. Dollar
--------------------------------------------------------------------------------
 6/05/98         115            187          187           187            -
            British Pound                U.S. Dollar
--------------------------------------------------------------------------------
 6/05/98         130            130          497           129           (1)
             U.S. Dollar                Malaysian Ringgit
--------------------------------------------------------------------------------
 6/05/98         45             45           170            44           (1)
             U.S. Dollar                Malaysian Ringgit
================================================================================
                             $4,635                     $4,625         $(10)
================================================================================

(6) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1998, the Association and its affiliates owned
1.5 million shares (5.4%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:
                                                                    Eight-month
                                                                   Period Ended
                                 Year Ended May 31,                   May 31,
                         -------------------------------------------------------
                            1998       1997       1996       1995       1994
                         -------------------------------------------------------
Net asset value at
   beginning of period   $  21.03   $  18.71   $   15.78   $  16.36  $  14.48
Net investment income         .19        .15         .17        .10        -
Net realized and
   unrealized gain           2.41       2.87        2.92        .29      2.23
Distributions from net
   investment income         (.12)      (.20)       (.07)        -         -
Distributions of realized
   capital gains            (1.57)     (0.50)       (.09)      (.97)     (.35)
                         -------------------------------------------------------
Net asset value at
   end of period         $  21.94   $  21.03   $   18.71   $  15.78  $  16.36
                         =======================================================
Total return (%) *          13.29      16.72       19.71       2.49     15.67
Net assets at end of
   period (000)          $628,655   $616,576    $417,995   $346,033  $184,792
Ratio of expenses to
   average net assets (%)    1.05       1.09        1.19       1.17      1.31(a)
Ratio of net investment
   income to average
   net assets (%)             .87        .79        1.04        .81       .04(a)
Portfolio turnover (%)      42.97      46.03       70.01      64.30     44.39
Average commission rate
   paid per share +      $  .0077   $  .0110      $.0006


* Assumes reinvestment of all dividend income and capital gain distributions during the period.
+ Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.

(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.




Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio)456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine (Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777